UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2005
TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 856-3200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 9, 2005, Terremark Worldwide, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 2.02 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
     (a) On November 7, 2005, Terremark Worldwide, Inc. (the “Company”), following a review by its Audit Committee, concluded that the Company would restate its previously disclosed annual and interim period disclosures of diluted earnings per share within fiscal year 2005. In calculating diluted earnings per share using the “if converted’’ method, the Company adjusted the net income or loss attributable to common stockholders for the interest expense on its 9% Senior Convertible Notes due June 15, 2009 (the “Senior Convertible Notes”); however, it did not consider the effect on net income or loss attributable to common stockholders of the change in the fair value of the embedded derivatives within those same Senior Convertible Notes. The Company has determined that this effect was dilutive for the year ended March 31, 2005, the nine months ended December 31, 2004 and the three and six months ended, September 30, 2004, as follows:

	Twelve Months
	Ended	Nine Months Ended	Six Months Ended	Three Months Ended
	March 31, 2005	December 31, 2004	September 30, 2004	September 30, 2004
Net (loss) income per common share:

As previously reported:

Diluted:	$(0.31)	$(0.11)	$0.05	$0.07

As restated:

Diluted:	$(0.40)	$(0.30)	$(0.14)	$(0.10)

     Additionally, the Company made an adjustment to its previously reported basic earnings per share for the three and six months ended September 30, 2004 to correct its basic earnings per share calculation under the two-class method. This adjustment reduced basic earnings per share for those periods from $0.07 and $0.05, respectively, to $0.06 and $0.04, respectively. As a result, the Company is also disclosing within the condensed consolidated statements of operations for these periods, the net income available to common stockholders after an allocation of earnings to participating security holders as follows:

	September 30, 2005

	Six Months Ended	Three Months Ended

Net (loss) income attributable to common shareholders
As previously reported	$1,750,741	$2,569,626

As restated	$1,510,130	$2,081,203

     The decision to restate was authorized by the Audit Committee of the Company, upon the recommendation of management. The Company and its Audit Committee concluded that the Company’s previously issued financial statements for the fiscal year ended March 31, 2005 and for the fiscal quarters ended September 30, 2004 and December 31, 2004 should no longer be relied upon, pending their restatements, because of the errors in those financial statements described above. The Company has discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
     In connection with the assessment of our internal control over financial reporting included in our Annual Report on Form 10-K, as amended by Form 10-K/A filed on August 5, 2005, we determined that material weaknesses existed in our internal control over financial reporting. A material weakness is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. These material weaknesses related to (i) maintaining adequate controls to restrict access to key financial applications and data, and controls over custody and processing of disbursements and of customer payments received by mail; and (ii) controls over the billing function to ensure invoices capture all services delivered to customers and that such services are invoiced and recorded accurately as revenue.

     In connection with the restatement described above, management determined that the following material weakness also existed as of March 31, 2005 and has not been remediated through September 30, 2005: (iii) The Company did not maintain effective controls over the accounting for and calculation of earnings per share. Specifically, we did not maintain effective controls over the evaluation of the impact of embedded derivatives within the Senior Convertible Notes in the calculation of diluted earnings per share and did not accurately calculate basic earnings per share under the two-class method, in accordance with generally accepted accounting principles. This control deficiency resulted in the restatement of the annual March 31, 2005 and interim September 30, 2004 and December 31, 2004 financial statements, as well as an audit adjustment in the September 30, 2005 interim financial statements. Additionally, this material weakness could result in a misstatement of disclosures of earnings per share that would result in a material misstatement of the annual or interim financial statements that would not be prevented or detected. Accordingly, management determined that this control deficiency constitutes a material weakness.
     Management previously concluded that the Company did not maintain effective internal control over financial reporting as of March 31, 2005 because of the material weaknesses described in (i) and (ii) above. In connection with the restatement of the Company’s consolidated financial statements described above, management determined that the material weakness described in (iii) above also existed as of March 31, 2005. Accordingly, we will restate our report on internal control over financial reporting as of March 31, 2005 to include this additional material weakness. The decision to restate Management’s report, and the underlying reasons for the restatement, were also discussed with our independent registered public accounting firm. Accordingly, we expect that PricewaterhouseCoopers LLP, the Company’s independent registered public accountant, will also amend its opinion to include this additional material weakness.
     The Company, under the supervision of its Chief Executive Officer and Chief Financial Officer, is currently evaluating potential steps that it can take to remediate the material weakness in its disclosure controls and procedures.
     The foregoing adjustments do not affect previously recorded operating revenues, net loss, cash flow from operations or the Company’s financial position as reported on its balance sheets. The Company expects to present the restatements described in this Current Report when it files with the Securities and Exchange Commission amendments to its Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004. The Company has presented the restatements related to the three and six month periods ended September 30, 2004 in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 filed on November 9, 2005.
Item 7.01. Regulation FD Disclosure
     On November 9, 2005, the Company issued a press release announcing the Company’s financial results for the quarter ended September 30, 2005 and the restatements described above. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The information in this Item 7.01 of Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press release issued by the Company on November 9, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: November 9, 2005	By:	/s/ Jose A. Segrera
		Name:	Jose A. Segrera
		Title:	Executive Vice President and Chief Financial Officer

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